May 3, 2016 First Quarter 2016 Earnings Call Secure Logistics. Worldwide. Exhibit 99.2

2 Safe Harbor Statement & Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2016 non-GAAP outlook, including revenue, organic growth, operating profit, earnings per share, currency translation impact, tax rate and capital expenditures; margin rate outlook (including for the U.S., and Mexico businesses); expected 2016 results and drivers (including in specific markets); and expectations regarding future cash payments to the primary U.S. pension plan and related to UMWA liabilities. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: Our ability to improve profitability in our largest five markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenue and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on, and cost of, repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets; the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; security threats worldwide and losses of customer valuables; costs associated with the purchase and implementation of cash processing and security equipment; employee and environmental liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on UMWA and black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; counterparty risk; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2015, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are provided in the appendix.

May 3, 2016 First Quarter 2016 Earnings Call Secure Logistics. Worldwide.

4 First-Quarter 2016 Non-GAAP Results • EPS $.30 vs $.44 • Revenue down 9% from currency • 4.5% margin vs 5.4% • Negative currency impact: $84 million on revenue; $5 million on operating profit; $.06 on EPS • 2016 guidance reaffirmed • EPS $2.00 - $2.20 • Revenue outlook raised to $2.9 billion on more favorable currency • Margin rate outlook ~7% CEO Overview Note: See reconciliation to GAAP results in Appendix

5 124 157 190 - 210 3.7% 5.3% ~7% 2014 2015 2016 Outlook -20 -15 -10 -5 0 5 10 -25 25 75 125 175 225 275 2014 2015 2016 Outlook Note: See reconciliation to GAAP results in Appendix Continued Improvement Expected in 2016 Non-GAAP Operating Profit Margin 2016 Non-GAAP Outlook • EPS $2.00 - $2.20 • Margin ~7% • Argentina, Payments, and Mexico drive organic profit growth • Unfavorable currency impact on operating profit of ~$20 primarily from Argentina ($ Millions, except % and per share amounts) Changes from 2016 Prior Guidance • U.S. operating profit $15 - $25 (vs $30-$40) • Negative currency ~$20 (vs ~$29) • Corporate expenses better by $5 - $10

6 $41 1Q15 1Q16 $756 1Q15 1Q16 Summary of 1Q16 Non-GAAP Results $0.44 1Q15 1Q16 EPSRevenue Note: See reconciliation to GAAP results in Appendix. Organic Growth 3% Currency (11)% Operating Profit Margin 5.4% 4.5% ($ Millions, except % and per share amounts) Organic Growth (18)% Currency (14)% $31 Reported $ 0.30 Reported $ 0.36 Constant Currency (0.06) Currency $ 689 Reported $ 773 Constant Currency (84) Currency $ 36 Constant Currency (5) Currency

7 U.S. & Mexico: 1Q16 Results ($ Millions, except %) 1Q16 • Higher fleet costs • Lower volume/revenue • Higher cost: security, medical, OT/labor Full-year outlook • Operating profit $15 - $25 • Lowered guidance due to higher fleet cost and added labor costs to improve service capability and drive efficiencies 1Q16 • Revenue growth in retail and Global Services • Profit decline due to non-recurring 1Q15 benefit from change in employee benefits Full-year outlook • Retail revenue growth • Profit growth from higher revenue, 2015 cost actions carry over and 2016 initiatives • Full-year operating margin rate outlook ~10% $179 Revenue Op Profit Organic Growth (3)% Margin (1.2)% $75 $3 Revenue Op Profit Organic Growth 5% Margin 4.3% ($2) U.S. Mexico Revenue Op Profit

8 France, Brazil & Canada: 1Q16 Results 105 $5 Revenue Op Profit France Brazil Canada $60 $6 Revenue Op Profit $36 $2 Revenue Op ProfitOrganic Growth 1% Margin 4.3% Organic Growth 12% Margin 10.2% Organic Growth 3% Margin 5.0% ($ Millions, except %) • Slight revenue growth in guarding activities • Slight profit growth from cash management line of business • Expect full-year profit growth on flat revenue • Solid volumes as price covers inflation • Strong productivity from cost actions and process improvements • Expect difficult rest of year • Revenue growth from ATM and price increases • Profit growth from lower fleet costs • Expect strong second-half volume and profit growth

9 • Revenue decline in Ireland and Global Services • Profit margin flat within 1Q15 Global Markets: 1Q16 Results $95 $7 Revenue Op Profit $79 $18 Revenue Op Profit $39 $6 Revenue Op Profit Organic Growth (8)% Margin 7.2% Organic Growth 19% Margin 22.1% Organic Growth 5% Margin 16.4% EMEA Latin America Asia ($ Millions, except %) • Organic revenue growth from Argentina and Chile • Argentina and Chile organic profit growth mostly offset by currency • Maintained strong margins on lower revenue growth

10 2015 $2,977 Organic +5% 150 Currency (8)% (227) 2016 Outlook $2,900 2016 Non-GAAP Outlook $3,351 $2,977 $2,900 2014 2015 2016 Outlook $124 $157 $190-$210 2014 2015 2016 Outlook $1.01 $1.69 $2.00 - $2.20 2014 2015 2016 Outlook Revenue Operating Profit EPS Revenue Outlook EPS Outlook 2015 $1.69 Op Profit 0.64 – 0.88 Currency (0.24) Interest/Taxes/Other (0.09) – (0.13) 2016 Outlook $2.00 – $2.20 Operating Profit Outlook 2015 $157 U.S. margin @ 2%-3% 0-10 Mexico @ 10% margin ~10 Payments ~10 Rest of World 33 – 43 Subtotal 210-230 Currency (20) 2016 Outlook $190-$210 Note: See reconciliation to GAAP results in Appendix. ($ Millions, except % and per share amounts)

11 Non-GAAP Cash Flow, Capital Investment and Net Debt ($23) ($31) $269 $327 12/31/2015 3/31/2016 Net DebtCFOA (Excluding Venezuela) Note: See reconciliation to GAAP results in Appendix. $15 $25 YTD 2015 YTD 2016 Capital Expenditures & Capital Leases ($ Millions) YTD 2015 YTD 2015 YTD 2016

May 3, 2016 First Quarter 2016 Earnings Call Secure Logistics. Worldwide.

Appendix

14 Note: See reconciliation to GAAP results in Appendix (a) Attributable to Brink’s Non-GAAP 2016 Outlook 20152014 2016 Outlook Revenue $3,351 $2,977 $2,900 Op profit 124 157 190 – 210 Interest/Other Income (22) (15) (16) Taxes (47) (52) (68 – 76) Noncontrolling interests (6) (5) (5 -7) Income from continuing ops (a) 49 84 101 – 111 EPS Range $1.01 $1.69 $2.00 – $2.20 2015 2016 Outlook2014 Key Metrics Revenue change Organic $85 3% $150 5% Acq./Disp 9 - - - Currency (467) (14) (227) (8)% Total $(374) (11)% $(77) (3)% Margin 3.7% 5.3% ~7% Tax rate 45.7% 37.0% ~39% U.S. margin 3.1% 2.1% 2% - 3% Mexico margin 2.5% 7.3% ~10% ($ Millions, except as noted)

15 Brink’s Historical Non-GAAP Results ($ Millions, except per share amounts) ($) Margin Operating Profit EPS $0.15 $0.16 $0.12 $0.58 $0.44 $0.30 $0.40 $0.55 $0.30 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Note: See reconciliation to GAAP results in Appendix $21 $24 $21 $59 $41 $31 $37 $49 $31 2.5% 2.9% 2.5% 6.9% 5.4% 4.1% 5.0% 6.6% 4.5% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16

16 Capex Spend(a) ($ Millions, except ratio) (a) Excluding Venezuela $176 $169 $143 $116 $120 - $130 1.3 1.1 1.0 0.9 1.0 0.00. 10.02. 30.04. 5 0.06. 70.08. 90.10. 1 0.12. 30.14. 50.16. 7 0.18. 90.20. 10.22. 3 0.24. 50.26. 70.28. 9 0.30. 10.32. 30.34. 5 0.36. 70.38. 90.40. 1 0.42. 30.44. 50.46. 7 0.48. 90.50. 10.52. 3 0.54. 50.56. 70.58. 9 0.60. 10.62. 30.64. 5 0.66. 70.68. 90.70. 1 0.72. 30.74. 50.76. 7 0.78. 90.80. 10.82. 3 0.84. 50.86. 70.88. 9 0.90. 10.92. 30.94. 5 0.96. 70.98. 91.00. 1 1.02. 31.04. 51.06. 7 1.08. 91.10. 11.12. 3 1.14. 51.16. 71.18. 9 1.20. 11.223. 41.25. 6 1.27. 81.29.301. 1.32 1. 3.341. 5.361. 7.38 1. 9.401. 1.421. 3.44 1. 5.461. 7.481. 9.50 1. 1.521. 3.541. 5.56 1. 7.581. 9.601. 1.62 1. 3.641. 5.661. 7.681 9 .70 100 150 200 250 300 2012 2013 2014 2015 2016 Outlook Reinvestment Ratio Depreciation (a) $150$134 $147 $132 $120 - $130

17 Legacy Liabilities – Underfunding at 12/31/15 ($ Millions) Primary U.S. Pension UMWA $(113) $(108) $(114) 2013 2014 2015 Primary U.S. Pension $(142) $(197) $(206) 2013 2014 2015 UMWA

18 Estimated Cash Payments: $0 to Primary U.S. Pension until 2020 $0 to UMWA until 2027 ($ Millions) Payments to Primary U.S. Pension Payments to UMWA • Prepaid 2015 and 2016 pension payments in 3Q14 − Accelerated de-risking of invested asset allocation − Reduced PBGC premiums (current borrowing costs are lower than PBGC premiums) − No cash payments expected until 2020 based on actuarial assumptions at 12/31/2015 − Remeasurement occurs every year-end with 10K filing • No cash payments to UMWA expected until 2027 $0 $9 $21 $17 $5 2015 2020 2021 2022 2023 $0 $3 2015 2027

Segment Results and Non-GAAP Results Reconciled to GAAP

20 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. A summary of the other items not allocated to segment results is below. 2016 1Q 2Q 3Q 4Q Full Year 1Q Revenues: Venezuela operations 20.5$ 12.2 19.3 32.5 84.5 32.1$ Acquisitions and dispositions - - - - - 0.8 Revenues 20.5 12.2 19.3 32.5 84.5 32.9 Operating profit: Venezuela operations (17.9) (39.1) (0.8) 10.1 (47.7) 1.8 Reorganization and Restructuring (1.5) 1.2 (2.9) (12.1) (15.3) (6.0) U.S. and Mexican retirement plans (8.3) (7.6) (8.0) (7.3) (31.2) (7.3) Acquisitions and dispositions - 0.3 - (6.3) (6.0) (5.8) Operating profit (27.7)$ (45.2) (11.7) (15.6) (100.2) (17.3)$ 2015

21 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) Venezuela operations We have excluded from our segment results all of our Venezuela operating results, including expenses related to currency devaluations ($3.8 million in 2016 and $20.6 million in the first quarter of 2015), due to management’s inability to allocate, generate or redeploy resources in-country or globally. In light of these unique circumstances, our operations in Venezuela are largely independent of the rest of our global operations. As a result, the Chief Executive Officer, the Company's Chief Operating Decision Maker ("CODM"), assesses segment performance and makes resource decisions by segment excluding Venezuela operating results. Additionally, management believes excluding Venezuela from segment results makes it possible to more effectively evaluate the company’s performance between periods. Factors considered by management in excluding Venezuela results include: • Continued inability to repatriate cash to redeploy to other operations or dividend to shareholders • Highly inflationary environment • Fixed exchange rate policy • Continued currency devaluations and • Difficulty raising prices and controlling costs Reorganization and Restructuring Brink’s reorganized and restructured its business in December 2014, eliminating the management roles and structures in its former Latin America and EMEA regions and implementing a plan to reduce the cost structure of various country operations by eliminating approximately 1,700 positions across its global workforce. Severance costs of $21.8 million associated with these actions were recognized in 2014. An additional $1.5 million was recognized in the first quarter of 2015 related to the 2014 restructuring. The restructuring saved annual direct costs of approximately $50 million in 2015 compared to 2014, excluding charges for severance, lease termination and accelerated depreciation. Brink's initiated an additional restructuring of its business in the third quarter of 2015. We recognized $2.8 million of costs in the first three months of 2016 related to employee severance and contract terminations associated with the 2015 restructuring, which is expected to reduce the global workforce by approximately 1,200 to 1,300 positions and is projected to result in $20 to $30 million in 2016 cost savings. In addition, in 2015, we recognized $1.8 million in charges related to Executive Leadership and Board of Directors restructuring actions, which were announced in January 2016. We recognized $3.2 million in charges in the first quarter of 2016 related to these restructuring actions. We expect to recognize between $2 and $4 million of additional restructuring costs. These amounts have not been allocated to segment results. U.S. and Mexican retirement plans Costs related to our frozen U.S. retirement plans have not been allocated to segment results. Employee termination costs in Mexico are accounted for as retirement benefits under FASB ASC Topic 715, Compensation — Retirement Benefits. Settlement charges related to these termination benefits have not been allocated to segment results.

22 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) Acquisitions and dispositions Effective March 1, 2016, results from Ireland are excluded from the non-GAAP results due to the company's decision to exit the majority of its operations in the country, which had revenue of approximately $15 million in 2015. Charges excluded from non- GAAP results include $4.2 million in severance costs and an additional $1.7 million in operating and other exit costs. Brink's expects to recognize additional operating and disposition-related costs of approximately $5 million to $10 million later this year. International shipments to and from Ireland will continue to be provided through Brink’s Global Services.

23 Non-GAAP Reconciled to GAAP The Brink’s Company and subsidiaries Non-GAAP Results Reconciled to GAAP (Unaudited) (In millions, except for percentages and per share amounts) Amounts may not add due to rounding. See slide 24 for footnote explanations. 2016 1Q 2Q 3Q 4Q Full Year 1Q Revenues: Non-GAAP 755.6 748.1 739.9 733.3 2,976.9 688.9 Other items not allocated to segments(a) 20.5 12.2 19.3 32.5 84.5 32.9 GAAP 776.1 760.3 759.2 765.8 3,061.4 721.8 Operating profit (loss): Non-GAAP 40.6 30.6 37.0 48.6 156.8 31.1 Other items not allocated to segments(a) (27.7) (45.2) (11.7) (15.6) (100.2) (17.3) GAAP 12.9 (14.6) 25.3 33.0 56.6 13.8 Taxes: Non-GAAP 13.4 9.7 12.2 17.0 52.3 10.2 Other items not allocated to segments(a) (3.9) - (1.5) 19.6 14.2 (2.0) Income tax rate adjustment(b) 6.0 (2.1) 3.4 (7.3) - 1.2 GAAP 15.5 7.6 14.1 29.3 66.5 9.4 Noncontrolling interests: Non-GAAP 0.8 1.8 0.8 1.5 4.9 1.1 Other items not allocated to segments(a) (6.2) (16.5) (1.4) 2.9 (21.2) 1.1 Income tax rate adjustment(b) (1.1) 1.2 0.2 (0.3) - 0.4 GAAP (6.5) (13.5) (0.4) 4.1 (16.3) 2.6 Non-GAAP Margin 5.4% 4.1% 5.0% 6.6% 5.3% 4.5% 2015

24 Non-GAAP Reconciled to GAAP The Brink’s Company and subsidiaries Non-GAAP Results Reconciled to GAAP (Unaudited) (In millions, except for percentages and per share amounts) a) See “Other Items Not Allocated To Segments” on slides 20-22 for pretax amounts and details. Other Items Not Allocated To Segments for noncontrolling interests, income from continuing operations attributable to Brink's and EPS are the effects of the same items at their respective line items of the consolidated statements of operations. b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate is estimated at 39.0% for 2016 and was 37.0% for 2015. c) For Non-GAAP EPS on a constant currency basis, EPS is calculated for the most recent period at the prior period's foreign currency rates to eliminate the currency impact on EPS. 2016 Income from continuing operations attributable to Brink's: 1Q 2Q 3Q 4Q Full Year 1Q Non-GAAP 21.9 14.8 20.1 27.4 84.2 14.9 Other items not allocated to segments(a) (17.6) (28.7) (8.8) (38.2) (93.3) (16.4) Income tax rate adjustment(b) (4.9) 0.9 (3.6) 7.6 - (1.6) GAAP (0.6) (13.0) 7.7 (3.2) (9.1) (3.1) EPS: Non-GAAP 0.44 0.30 0.40 0.55 1.69 0.30 Other items not allocated to segments(a) (0.36) (0.58) (0.18) (0.77) (1.87) (0.33) Income tax rate adjustment(b) (0.10) 0.02 (0.07) 0.15 - (0.03) GAAP (0.01) (0.26) 0.16 (0.07) (0.19) (0.06) 2015 Amounts may not add due to rounding. See slide 24 for footnote explanations.

25 Non-GAAP Reconciled to GAAP The Brink’s Company and subsidiaries Non-GAAP Results Reconciled to GAAP (Unaudited) (In millions, except for percentages and per share amounts) Amounts may not add due to rounding. See slide 24 for footnote explanations. Pre-tax Tax Effective tax rate Pre-tax Tax Effective tax rate Effective Income Tax Rate Non-GAAP 36.1 13.4 37.1% 26.2 10.2 38.9% Other items not allocated to segments(a) (27.7) 2.1 147.4% (17.3) (0.8) 66.7% GAAP 8.4 15.5 184.5% 8.9 9.4 105.6% 2016 1Q EPS: Constant currency basis - Non-GAAP 0.36 Effect of changes in currency exchange rates(c) (0.06) Non-GAAP 0.30 Other items not allocated to segments(a) (0.33) Income tax rate adjustment(b) (0.03) GAAP (0.06) 1Q'15 1Q'16 Non-GAAP 2016 Outlook Not Reconciled to GAAP The annual consolidated Non-GAAP outlook amounts for 2016 are not reconciled to GAAP because we are unable to quantify certain amounts that would be required to be included in the GAAP measures without unreasonable effort.

26 Non-GAAP Reconciliation – Cash Flows The Brink’s Company and subsidiaries Non-GAAP Reconciliations –Cash Flow (Unaudited) (In millions) a) To adjust for the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with GAAP. The purpose of this Non-GAAP measure is to report financial information excluding cash flows from Venezuela operations, the impact of cash received and processed in certain of our Cash Management Services operations and without cash flows from discontinued operations. We believe this measure is helpful in assessing cash flows from operations, enables period-to-period comparability and is useful in predicting future operating cash flows. This Non-GAAP measure should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows. 2016 2015 Cash flows from operating activities - GAAP (37.8)$ (23.4) Cash (inflows) outflows from Venezuela operations (11.7) 0.1 Decrease (increase) in certain customer obligations(a) 18.5 (1.5) Cash outflows related to discontinued operations - 2.0 Cash flows from operating activities - Non-GAAP basis (31.0)$ (22.8) Three Months

27 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Net Debt (Unaudited) (In millions) a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP Net Debt excluding cash and debt in Venezuelan operations was $337 million at March 31, 2016, and $275 million at December 31, 2015. Net Debt increased by $58 million primarily due to negative operating cash flows during the first quarter of 2016 to fund working capital needs. March 31, December 31, (In millions) 2016 2015 Debt: Short-term debt 50.7$ 29.1 Long-term debt 443.9 401.4 Total Debt 494.6 430.5 Less: Cash and cash equivalents 186.8 198.3 Amounts held by Cash Management Services operations(a) (19.2) (37.1) Cash and cash equivalents available for general corporate purposes 167.6 161.2 Net Debt 327.0$ 269.3

28 Non-GAAP Reconciliation – Other The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Other Amounts (Unaudited) (In millions) Fixed Assets Acquired 2012 2013 2014 2015 2015 2016 Capital expenditures - GAAP 170.8 172.9 136.1 101.1 14.3 20.8 Assets aquired under capital lease - GAAP 18.2 5.4 12.1 18.9 1.1 3.9 Fixed assets acquired - GAAP 189.0 178.3 148.2 120.0 15.4 24.7 Venezuela fixed assets acquired (12.6) (9.0) (5.4) (4.3) (0.6) (0.2) Fixed assets acquired - Non-GAAP 176.4 169.3 142.8 115.7 14.8 24.5 Depreciation Depreciation - GAAP 141.2 159.4 156.4 135.7 Venezuela depreciation (7.6) (9.0) (9.5) (3.9) Depreciation - Non-GAAP 133.6 150.4 146.9 131.8 Reinvestment Ratio 1.3 1.1 1.0 0.9 Full Year Three Months